 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020 (October 27, 2020)

ACIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39652	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1219 Morningside Drive, Suite 110 Manhattan Beach, CA	90266
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 545-9265

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ACACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ACAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01 Other Events.

On October 27, 2020, Acies Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (“Units”), each Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (each a “Class A Ordinary Share”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company has granted the underwriters in the IPO a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any.

Simultaneously with the closing of the IPO, the Company completed the private sale of 4,333,333 warrants (the “Private Placement Warrants”) to Acies Acquisition LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,500,000.

A total of $200,000,000, consisting of $196,000,000 of net proceeds from the IPO (which amount includes $7,000,000 in the form of deferred underwriting commissions) and $4,000,000 of proceeds from the sale of the Private Placement Warrants, was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet of the Company as of October 27, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of October 27, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACIES ACQUISITION CORP.

Dated: November 2, 2020	By:	/s/ Daniel Fetters
	Name:	Daniel Fetters
	Title:	Co-Chief Executive Officer

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